Altegris Managed Futures Strategy Fund

(a series of Northern Lights Fund Trust)

Class A	MFTAX
Class C	MFTCX
Class I	MFTIX

Supplement dated June 29, 2011
to the Statement of Additional Information dated July 22, 2010

The following additional disclosures are added to the section entitled TYPES OF INVESTMENTS.

Underlying Funds

The Fund invests a portion of its assets directly, or through the Subsidiary, in corporations (including foreign corporations), limited partnerships and other pooled investment vehicles ("Underlying Funds").  Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading adviser, pursuant to a proprietary strategy.  The Underlying Funds use a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Fund will exceed the cash deposited in its trading accounts. For example, if the Underlying Fund manager wants the Underlying Fund to trade a $200,000,000 portfolio (the "nominal trading level") the Underlying Fund's margin requirement may be $10,000,000.  The Underlying Fund can either deposit $200,000,000 to "fully fund" the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements.  The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding.  The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Funds.  In addition, the leverage may make the Underlying Funds subject to more frequent margin calls.  Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal.  As currently structured, the cash deposited in the trading account for each Underlying Fund will be available to meet the margin requirements of any share class of the Underlying Fund.  However, additional funds to meet margin calls are available only to the extent of the Underlying Fund's assets and not from the Subsidiary or the Fund.  Underlying Fund management fees are based on the nominal trading level and not the cash deposited in the trading account.  For illustration purposes only, assume an Underlying Fund has assets of $50 million.  The Underlying Fund is notionally funded and uses a nominal trading level of $200 million.  The Underlying Fund pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000.  While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Fund's trading account.

The Underlying Funds are typically offered privately and no public market for such securities will exist.  However, shares of the Underlying Funds are redeemable at intervals of one week or less. See, "Illiquid and Restricted Securities."

Effective June 1, 2011, JPMorgan Chase Bank, N.A., located at 270 Park Avenue, New York, NY  10017 began serving as custodian for the Fund, replacing Wilmington Trust Company.  All references to Wilmington Trust Company in the Statement of Additional Information as well as in the Prospectus should be disregarded.

The Fund's independent registered public accounting firm for the fiscal year ending June 30, 2011, is now Ernst & Young LLP, located at 2001 Market Street, Suite 4000, Philadelphia,  PA 19103.  The Fund's previous independent registered public accounting firm was McGladrey & Pullen LLP, located at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202.  All references to McGladrey & Pullen LLP in the Statement of Additional Information should be disregarded as well as in the Prospectus should be disregarded.

Effective June 29, 2011, the adviser engaged J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10036, to serve as sub-adviser to the Fund.  All references to Rodney Square Management Corporation, the former sub-adviser to the Fund, in the Statement of Additional Information should be disregarded as well as in the Prospectus should be disregarded.

This Supplement, and the Prospectus and Statement of Additional Information both dated July 22, 2010, as well as a supplement to the Prospectus dated June 29, 2011, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated July 22, 2010, as well as a supplement to the Prospectus dated June 29, 2011, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-772-5838.